AMENDMENT NUMBER FIVE TO LOAN AGREEMENT
                     ---------------------------------------
                  (TOWN & COUNTRY CORPORATION AND SUBSIDIARIES)

THIS AMENDMENT NUMBER FIVE TO LOAN AGREEMENT (this "Amendment Number Five"), dated as of November 13, 1997, is entered into between Town & Country Corporation, a Massachusetts corporation, Town & Country Fine Jewelry Group, Inc., a Massachusetts corporation, GL, Inc., a Massachusetts corporation, L.G. Balfour Company, Inc., a Delaware corporation (which aforesaid four corporations, individually and collectively, jointly and severally, and together with their successors and assigns, are herein referred to as "Co-Obligors"), and Foothill Capital Corporation, a California corporation ("Foothill"), in light of the following:

WHEREAS, Co-Obligors and Foothill are parties to that certain Loan Agreement dated as of July 3, 1996 (as from time to time amended, modified, supplemented, renewed, extended, or restated, including, without limitation, by this Amendment Number Five and by the prior amendments to the aforesaid loan agreement specifically referred to below, the "Loan Agreement");

WHEREAS, Co-Obligors and Foothill are parties to that certain Amendment Number One to Loan Agreement dated as of October 31, 1996, amending the Loan Agreement as therein provided;

WHEREAS, Co-Obligors and Foothill are parties to that certain Amendment Number Two to Loan Agreement dated as of May 30, 1997, amending the Loan Agreement as therein provided;

WHEREAS, Co-Obligors and Foothill are parties to that certain Amendment Number Three to Loan Agreement dated as of September 15, 1997, amending the Loan Agreement as therein provided;

WHEREAS, Co-Obligors and Foothill are parties to that certain Amendment Number Four to Loan Agreement dated as of October 8, 1997, amending the Loan Agreement as therein provided;

WHEREAS, T&C intends to file the Chapter 11 Case (as defined below) for the purpose of confirming and consummating the Plan of Reorganization (as defined below); and

WHEREAS, to facilitate the continued financing of Co-Obligors during the Chapter 11 Case and thereafter, Co-Obligors have requested that certain provisions of the Loan Agreement be amended, and Foothill has agreed to amend such provisions in accordance with the terms hereof.


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NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

1. Initially capitalized terms used herein have the meanings defined in the Loan Agreement unless otherwise defined herein.

2. The following defined terms are hereby added alphabetically to Section 1.1 of the Agreement:

                           "Amendment Number Five" means that certain Amendment Number Five to Loan Agreement dated as of November 13, 1997, between Foothill, T&C, Group, LGI, and Balfour, including all exhibits thereto.

                           "Bankruptcy Court" means the United States Bankruptcy Court for the District of Massachusetts.

                           "Chapter 11 Case" means the reorganization proceeding of T&C under Chapter 11 of the United States Bankruptcy Code commenced by the filing of a petition with the Bankruptcy Court in November, 1997.

                           "Guaranty Motion" means that certain motion, in the form attached to Amendment Number Five as Exhibit A thereto, to be filed by T&C in the Chapter 11 Case.

                           "Guaranty Order" means that certain order of the Bankruptcy Court, entered in the Chapter 11 Case, in the form attached to Amendment Number Five as Exhibit B thereto, or in such other form as is approved in writing by Foothill.

                           "Plan of Reorganization" means that certain plan of reorganization of T&C filed in the Chapter 11 Case, in the form attached to Amendment Number Five as Exhibit C thereto, or in such other form as is approved in writing by Foothill.

                           "Post-Emergence Obligations" means all Obligations arising or incurred after the end of the Relevant Period.


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                           "Pre-Petition Obligations" means all Obligations
         arising or incurred prior to the commencement of the Relevant Period.

                           "Primary Borrower Entities" means Group, GLI, and Balfour.

                           "Relevant Period" means the period commencing at the moment of the filing of the petition initiating the Chapter 11 Case, and ending at the moment the Plan of Reorganization becomes effective.

                           "Relevant Period Obligations" means all Obligations arising or incurred at any time during the Relevant Period.

                           "T&C Guaranty" means a written guaranty, in the form attached to Amendment Number Five as Exhibit D thereto, guarantying the Relevant Period Obligations.

                           "Unacceptable Plan" means a plan of reorganization for T&C that differs from the Plan of Reorganization in its treatment of Foothill's claim and that has not been approved by Foothill.

3. Attached hereto as Exhibit A and incorporated herein by this reference is the form of Guaranty Motion. Attached hereto as Exhibit B and incorporated herein by this reference is the form of Guaranty Order. Attached hereto as Exhibit C and incorporated herein by this reference is the form of Plan of Reorganization. Attached hereto as Exhibit D and incorporated herein by this reference is the form of T&C Guaranty.

4. Anything in the Loan Documents to the contrary notwithstanding: (a) At all times during the Relevant Period, with respect to the Relevant Period Obligations, the status of T&C shall be that of a guarantor, pursuant to the T&C Guaranty, rather than that of a primary obligor and co-borrower; (b) At all times during the Relevant Period, and thereafter, with respect to the Pre-Petition Obligations, the status of T&C shall remain and continue to be that of a primary obligor and co-borrower; (c) At all times after the Relevant Period, with respect to all Obligations, including each of the Pre-Petition Obligations, the Relevant Period Obligations, and the Post-Emergence Obligations, T&C's status shall be that of a primary obligor and co-borrower (i.e., without limitation, after the Relevant Period, T&C's status as a guarantor, during the Relevant Period, of the Relevant Period Obligations, shall revert back to the status of a primary obligor and co-borrower with respect thereto as if there had been no Chapter 11 Case and as if this Amendment Number Five had never existed); (d) All obligations of T&C under or with respect to the T&C Guaranty shall be "Obligations" as defined in the Loan Agreement,

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secured by any and all right, title, interest of T&C in and to any Collateral, and the T&C Guaranty shall be a "Loan Document" as defined in the Loan Agreement; (e) At all times prior to, during, and after the Relevant Period, the status of each Primary Borrower Entity shall continue to be that of a primary obligor and co-borrower; (f) During the Relevant Period, with respect to the Relevant Period Obligations, any reference in the Loan Documents to "Borrower" shall be deemed to refer to the Primary Borrower Entities as primary obligors and co-borrowers, and to T&C as a guarantor pursuant to the T&C Guaranty; (g) Except as otherwise expressly provided in this Amendment Number Five, during the Relevant Period, and thereafter, all provisions of the Loan Documents applicable to Borrower, including covenants, reporting requirements, and financial calculations, shall continue to apply to T&C as well as the other Primary Borrower Entities, except that, during the Relevant Period, T&C shall not be entitled to borrow or obtain Letters of Credit under the Loan Documents, and, during the Relevant Period, no property or assets of T&C shall be included in the Borrowing Base; and (h) during the Relevant Period, any intercompany transfers from the Primary Borrower Entities to T&C shall be made in the form of intercompany loans (rather than dividends or distributions), and shall not, without Foothill's consent, exceed the amounts projected in the cash forecast and borrowing base estimate projections provided by T&C and Group to Foothill on November 7, 1997. Nothing herein is intended to affect, diminish, or impair any Pre-Petition Obligation of any Co-Obligor, or any lien on any Collateral securing any such Obligation.

5. Foothill waives any Events of Default occasioned by the commencement by T&C of the Chapter 11 Case. In addition to the Events of Default enumerated in the Loan Agreement, an Event of Default shall occur if the Bankruptcy Court confirms an Unacceptable Plan.

6. Co-Obligors hereby represent and warrant to Foothill as follows: (a) The execution, delivery, and performance by Co-Obligors of this Amendment Number Five have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable; and
(b) The Loan Agreement, as amended by this Amendment Number Five, constitutes the legal, valid, and binding obligation of Co-Obligors, enforceable against Co-Obligors in accordance with its terms, without defense, counterclaim, or offset.


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7. Except as herein expressly amended, all terms, covenants and provisions of the Loan Agreement are and shall remain in full force and effect and all references therein to the Loan Agreement shall henceforth refer to the Loan Agreement as amended by this Amendment Number Five. This Amendment Number Five shall be deemed incorporated into, and a part of, the Loan Agreement.

8. This Amendment Number Five shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

9. This Amendment Number Five, together with the Loan Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment Number Five supersedes all prior drafts and communications with respect thereto. This Amendment Number Five may not be amended except in writing executed by both of the parties hereto.

10. If any term or provision of this Amendment Number Five shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment Number Five or the Loan Agreement, respectively.

11. This Amendment Number Five shall not be effective until the following conditions precedent are satisfied (or waived by Foothill in its sole discretion): (a) Each party named on the signature pages of this Amendment Number Five has executed and delivered a counterpart of this Amendment Number Five prior to the commencement of the Chapter 11 Case; (b) Foothill has received an amendment fee of $25,000, which fee is earned in full by Foothill and due and payable by Co-Obligors to Foothill concurrently with the execution and delivery of this Amendment Number Five by Foothill; (c) Foothill shall have received any consents to this Amendment Number Five that Foothill may need or require from participants of Foothill; (d) The Chapter 11 Case shall have been commenced; (e) The Plan of Reorganization shall have been filed with the Bankruptcy Court by T&C; (f) The Guaranty Motion shall have been filed with the Bankruptcy Court by T&C; (g) The Guaranty Order shall have been entered by the Bankruptcy Court, and shall not have been stayed or reversed on appeal; and (h) The T&C Guaranty shall have been executed and delivered by T&C to Foothill. If the foregoing conditions precedent are satisfied (or waived by Foothill in its sole discretion) on or before December 8, 1997 (or such later date agreed to in writing by Foothill), this Amendment Number Five shall be effective retroactive to, and as of, November 13, 1997, prior to the commencement of the Chapter 11 Case. If the foregoing conditions precedent are not satisfied (or waived by Foothill in its sole discretion) on or before December 8, 1997 (or such later date agreed to in writing by Foothill), this Amendment Number Five shall be null and void and of no force or effect.

12. This Amendment Number Five may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment Number Five by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment Number Five. Any party delivering an executed counterpart of this Amendment Number Five by telefacsimile also shall deliver an original executed counterpart of this Amendment Number Five but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment Number Five.


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IN WITNESS HEREOF, this Amendment Number Five has been executed and delivered as of the date first set forth of above.


                                    TOWN & COUNTRY CORPORATION,
                                    a Massachusetts corporation


                                    By ___________________________
                                    Name:
                                    Title:


                                    TOWN & COUNTRY FINE JEWELRY GROUP, INC., a Massachusetts corporation


                                    By ___________________________
                                    Name:
                                    Title:


                                    GL, INC., a Massachusetts corporation


                                    By ___________________________
                                    Name:
                                    Title:


                                    L.G. BALFOUR COMPANY, INC.,
                                    a Delaware corporation


                                    By ___________________________
                                    Name:
                                    Title:


                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation


                                    By ___________________________
                                    Name:
                                    Title: